UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2022

BRC Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41275	87-3277812
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1144 S. 500 W
Salt Lake City, UT 84101

(Address of principal executive offices, including Zip Code)

(801) 874-1189

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BRCC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BRCC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 19, 2022, BRC Inc. (the “Company”) issued a press release announcing the “Redemption Fair Market Value” in connection with the Company’s previously announced redemption (the “Redemption”) of its outstanding warrants (the “Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that remain outstanding at 5:00 p.m. New York City time on May 4, 2022 (the “Redemption Date”) for a redemption price of $0.10 per Warrant (the “Redemption Price”). The Warrants were issued under the Warrant Agreement, dated as of February 25, 2021, by and between SilverBox Engaged Merger Corp I (“SilverBox”) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), and further assumed by the Company on February 9, 2022, as part of the units sold in SilverBox’s initial public offering (the “IPO”) or in a private placement simultaneously with the IPO, as applicable.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. A copy of the notice of Redemption Fair Market Value delivered by the Warrant Agent to the registered holders of the outstanding Warrants is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Neither this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 nor the notice attached hereto as Exhibit 99.2 shall constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, and shall not constitute an offer, solicitation or sale of any of the Company’s securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release, dated April 19, 2022

99.2	Notice of Redemption Fair Market Value, dated April 19, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2022

BRC INC.

By:	/s/ Tom Davin
Name:	Tom Davin
Title:	Co-Chief Executive Officer